UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

FMC SELECT FUND

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

FIRST MANHATTAN CO.

399 Park Avenue

New York, NY 10022

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

Oaks, PA 19456

Administrator:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

Oaks, PA 19456

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.

FMC-SA-003-0200

FMC SELECT FUND

Ticker Symbol: FMSLX

Semi-Annual Report

April 30, 2013

(Unaudited)

Advised By:

Manager’s Discussion of Fund Performance

Dear Shareholder:

The FMC Select Fund (the “Fund”) had a total return of 14.81% for the six months ended April 30, 2013. The Fund outperformed its benchmark, the S&P 500 Composite Index, which had a total return of 14.42%. The Fund also outperformed its peer group, the Morningstar Large Blend Fund Category, which had a total return of 14.42%. Since inception in May 1995, the Fund’s annualized total rate of return is 9.85% vs. 8.39% for the S&P 500 Composite Index. As of April 30, 2013, 91% of the Fund’s assets were invested in equities.

The one new investment we made since the Fund’s fiscal year end on October 31, 2012 is Target Corp. At our average purchase price of $60.27 per share, we were able to acquire shares in the company at approximately 11.5x our then-estimate of fiscal 2013 earnings. We considered this a compelling entry point for one of the world’s leading retailers. Over the last few years, Target has evolved into a provider of both low-priced basic items such as groceries and home goods, which comprise approximately 30-40% of sales, and higher-priced clothing and seasonal items. The former drive traffic to the company’s 1,800 stores; the latter have engendered above-average same-store sales growth and consistent best-in-class margins. Target is in the early stages of entry into the Canadian market, an initiative that is expected to cost roughly $0.45 per share this year but is also expected to generate $0.80 per share of earnings within a few years. As investment in Canada declines, free cash flow should increase significantly beginning in fiscal 2014, which should enable enhanced returns of cash to shareholders through a steadily-rising dividend and ongoing share repurchases.

We also added to our position in Honeywell, one of the world’s leading industrial companies. In recent years, management has flawlessly executed on its 5-year strategic plan that ends in December 2014. The company has consequently generated strong organic sales growth and significant margin expansion, resulting in above-average Earnings Per Share (EPS) growth. Capital allocation has been shareholder-friendly, including a combination of dividend increases, share buybacks and intelligent bolt-on acquisitions. Although many of the end markets into which Honeywell sells are cyclical, we believe that long-term secular trends, including the focus on energy efficiency, safety & security as well as the ongoing global population shifts to urban areas, will result in greater demand for the company’s products, especially in emerging markets. Honeywell’s strong track record, in concert with management’s confidence that these gains can continue over the ensuing five years, and the ongoing value-creating deployment of free cash flow, leads to our expectation that the company will continue to generate strong earnings growth in the years ahead.

We sold our positions in Crimson Wine and Brookfield Property Partners, spin-offs of our holdings in Leucadia and Brookfield Asset Management, respectively. We prefer to hold full-sized positions of at least 3% in the Fund as opposed to smaller stakes as would have been the case had we held these two companies.

We remain focused on searching for businesses with sustainable competitive advantages, franchises that their customers and suppliers value, strong and steady free cash flow, and a history of deploying those monies in a value-enhancing fashion. Of note, the sustained strength in equity markets has made it more difficult to find these types of companies at attractive valuations. However, we are continuing to devote a significant amount of our time investigating and researching opportunities that we believe will create value over the long term to add to our current portfolio.

We continue to appreciate your confidence in us.

Sincerely yours,

Timothy Muccia	Andrew Freedberg

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Select Fund versus the S&P 500 Composite Index,

the Merrill Lynch 1-10 Year Corporate/Government Bond Index,

and an 80/20 Blend of the Referenced S&P and Merrill Indices

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED APRIL 30, 2013
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Select Fund	14.81%	17.12%	11.59%	4.16%	6.42%
S&P 500 Composite Index(2)	14.42%	16.89%	12.80%	5.21%	7.88%
Merrill Lynch 1-10 Year Corporate/Government Bond Index(3)	1.21%	3.54%	4.82%	4.95%	4.48%
80/20 Hybrid of Referenced S&P and Merrill Indices through June 30, 2007, S&P 500 Composite Index Forward(4)	14.42%	16.89%	12.80%	5.21%	6.94%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.
(4)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Composite Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch Indices.

Portfolio Composition(5)

(5)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Select Fund

April 30, 2013	(Unaudited)

	Shares	Value (000)
Common Stock (90.3%)
Banks (6.6%)
US Bancorp	237,000	$7,888
Wells Fargo	241,000	9,153

		17,041

Basic Industry (11.4%)
Danaher	150,000	9,141
Honeywell International	145,000	10,663
United Technologies	104,000	9,494

		29,298

Beverages (4.3%)
Anheuser-Busch InBev ADR	115,000	10,996

Energy (3.6%)
Range Resources	126,000	9,264

Food (4.1%)
Nestle ADR	150,000	10,685

Health Care (5.6%)
Baxter International	100,000	6,987
Johnson & Johnson	86,100	7,338

		14,325

Insurance (3.3%)
American International Group*	205,000	8,491

Media (8.9%)
Omnicom Group	189,020	11,298
Viacom, Cl B	180,000	11,518

		22,816

Miscellaneous (14.8%)
Berkshire Hathaway, Cl B*	81,550	8,670
Brookfield Asset Management, Cl A	285,000	10,998
Leucadia National	262,410	8,106
Onex	210,150	10,385

		38,159

Miscellaneous Consumer (4.7%)
Reckitt Benckiser Group(1)	165,000	12,060

Real Estate Investment Trust (2.8%)
General Growth Properties	320,000	7,270

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

April 30, 2013	(Unaudited)

	Shares	Value (000)
Retail (10.7%)
Autozone*	19,700	$8,059
CVS Caremark	197,500	11,491
Target	115,000	8,114

		27,664

Technology (9.5%)
Adobe Systems*	213,000	9,602
Apple	15,540	6,880
International Business Machines	40,000	8,102

		24,584

Total Common Stock
(Cost $133,315)		232,653

Short-Term Investment (9.2%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)
(Cost $23,724)	23,724,141	23,724

Total Investments (99.5%)
(Cost $157,039)		$256,377

Percentages are based on Net Assets (in thousands) of $257,552.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

April 30, 2013	(Unaudited)

Assets:
Investments at Value (Cost $157,039)	$256,377
Cash	5
Dividend Receivable	684
Receivable for Capital Shares Sold	371
Receivable for Investment Securities Sold	348
Reclaims Receivable	91

Total Assets	257,876

Liabilities:
Payable to Investment Adviser	167
Payable for Capital Shares Redeemed	89
Payable to Administrator	24
Payable to Trustees and Officers	6
Other Accrued Expenses	38

Total Liabilities	324

Net Assets	$257,552

Net Assets Consist of:
Paid-in Capital	$159,398
Undistributed Net Investment Income	817
Accumulated Net Realized Loss on Investments	(2,004)
Net Unrealized Appreciation on Investments and Foreign Currency Transactions	99,341

Net Assets	$257,552

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,872,576	(1)

Net Asset Value, Offering and Redemption Price Per Share	$26.09

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2013	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $100)	$2,409

Total Investment Income	2,409

Expenses:
Investment Advisory Fees	932
Administration Fees	136
Trustees’ and Officers’ Fees	10
Transfer Agent Fees	25
Professional Fees	22
Printing Fees	12
Registration and Filing Fees	11
Custodian Fees	6
Other Expenses	7

Total Expenses	1,161

Net Investment Income	1,248

Net Realized Gain on Investments	123
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	31,399

Net Realized and Unrealized Gain on Investments	31,522

Net Increase in Net Assets Resulting From Operations	$32,770

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2013 (Unaudited) and the Year Ended October 31, 2012

	Six Months November 1, 2012 to April 30, 2013	Year November 1, 2011 to October 31, 2012
Operations:
Net Investment Income	$1,248	$1,240
Net Realized Gain on Investments and Foreign Currency Transactions	123	2,907
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	31,399	22,327

Net Increase in Net Assets Resulting from Operations	32,770	26,474

Dividends and Distributions:
Net Investment Income	(573)	(1,229)

Total Dividends and Distributions	(573)	(1,229)

Capital Share Transactions:
Issued	13,222	22,415
In Lieu of Dividends and Distributions	573	1,229
Redeemed	(9,610)	(21,382)

Net Increase in Net Assets Derived from Capital Share Transactions	4,185	2,262

Total Increase in Net Assets	36,382	27,507

Net Assets:
Beginning of Period	221,170	193,663

End of Period	$257,552	$221,170

Undistributed Net Investment Income	$817	$142

Shares Issued and Redeemed:
Issued	544	1,032
In Lieu of Cash Distributions	24	57
Redeemed	(405)	(993)

Net Increase in Shares Outstanding from Capital Share Transactions	163	96

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2013 (Unaudited) and the Years Ended October 31,

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
2013(1)	$22.78	$0.13	$3.24	$3.37	$(0.06)		$—	$(0.06)	$26.09	14.81%	$257,552	1.00%	1.07%	0%
2012	20.15	0.13	2.63	2.76	(0.13)		—	(0.13)	22.78	13.72	221,170	1.01	0.60	14
2011	19.06	0.13	1.17	1.30	(0.21)		—	(0.21)	20.15	6.78	193,663	1.01	0.64	26
2010	16.94	0.17	2.04	2.21	(0.09)		—	(0.09)	19.06	13.09	191,427	1.01	0.93	50
2009	16.03	0.16	0.92	1.08	(0.16	)(4)	(0.01)	(0.17)	16.94	6.92	179,761	1.04	1.05	19
2008	24.09	0.08	(7.63)	(7.55)	(0.09)		(0.42)	(0.51)	16.03	(31.94)	191,141	0.99	0.39	17

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(4)	Includes return of capital of less than $0.01.

Amounts designated as “—’’ are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

April 30, 2013	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2013, there were no securities valued in accordance with the fair value procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last

Notes to Financial Statements	FMC Select Fund

April 30, 2013	(Unaudited)

trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If First Manhattan Co. (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below.

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2013, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

During the six month period ended April 30, 2013, there were no significant changes to the Fund’s fair valuation methodologies.

During the six month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2013, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986,

Notes to Financial Statements	FMC Select Fund

April 30, 2013	(Unaudited)

as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2013, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded in interest income. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2013, the Fund was allocated CCO fees totaling $2,644.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940,

Notes to Financial Statements	FMC Select Fund

April 30, 2013	(Unaudited)

the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2013, the Adviser received $2,164 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.10% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the six month period ended April 30, 2013.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales and maturities, in thousands, other than short-term investments, for the six month period ended April 30, 2013, were as follows:

Purchases
U.S. Government	$—
Other	11,143
Sales and Maturities
U.S. Government	—
Other	559

Amounts designated as “—” are $0.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$1,229	$—	$1,229
2011	2,033	—	2,033

Amounts designated as “—” are $0.

Notes to Financial Statements	FMC Select Fund

April 30, 2013	(Unaudited)

As of October 31, 2012, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$143
Capital Loss Carryforwards	(2,128)
Unrealized Appreciation	67,942

Total Distributable Earnings	$65,957

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2012, the Fund utilized capital loss carryforwards, in thousands, of $2,782 to offset capital gains. As of October 31, 2012, the Fund had $2,128 of capital loss carryforwards, in thousands, expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this new ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$157,039	$99,338	$—	$99,338

Amounts designated as “—” are $0.

8. Other:

At April 30, 2013, one shareholder of record held 98% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,148.10	1.00%	$5.33

Hypothetical 5% Return	1,000.00	1,019.84	1.00	5.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Select Fund

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act’’), the Board of Trustees (the “Board’’) of The Advisors’ Inner Circle Fund (the “Trust’’) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons’’ of any party thereto, as defined in the 1940 Act (the “Independent Trustees’’), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board at the meeting and the other meetings held during the prior year, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on November 13-14, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, risk management program and execution quality reports. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting and prior meetings during the year, and deliberated on the renewal of the Advisory Agreement in light of this information.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV’’) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that, though the Fund underperformed its

Board Considerations in Re-Approving the Advisory Agreement	FMC Select Fund

(Unaudited)

benchmark over recent periods of time, the Fund’s long-term performance was in line with its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed, among other things, a report of the advisory fee paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were reasonable. The Board concluded that the advisory fee was reasonable in light of the services rendered and the costs of such services. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but concluded that such economies of scale had not yet been achieved with respect to the Fund.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s re-approval of the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013